UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2025

South Plains Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38895	75-2453320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5219 City Bank Parkway Lubbock, Texas	79407
(Address of principal executive offices)	(Zip Code)

(806) 792-7101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SPFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

South Plains Financial, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders virtually on May 20, 2025 (the “Annual Meeting”).  There were 16,235,647 shares of the Company’s common stock outstanding and entitled to receive notice of and to vote at the Annual Meeting at the close of business on March 24, 2025, the record date for the Annual Meeting.  Of that number, 14,783,797 shares of the Company’s common stock were represented by means of remote communication or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting.  The Company’s shareholders voted on and approved the following four proposals at the Annual Meeting.

Proposal 1 – To elect two (2) Class III directors to serve on the Company’s board of directors until the Company’s 2028 annual meeting of shareholders or each until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal from office.  Final voting results were as follows:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Curtis C. Griffith	11,003,621	784,283	2,758	2,993,135
Kyle R. Wargo	7,284,826	4,503,079	2,757	2,993,135

Proposal 2 – To ratify the appointment of Forvis Mazars, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025.  Final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,690,156	90,302	3,339	—

Proposal 3 – To approve, on a non-binding advisory basis, the Company’s compensation for named executive officers.  Final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
11,228,979	470,753	90,930	2,993,135

Proposal 4 – To approve, on a non-binding advisory basis, the frequency of advisory votes on the Company’s compensation for named executive officers.  Final voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
10,955,074	379,437	441,778	14,373	2,993,135

In light of these results, and consistent with the recommendation of the Company’s board of directors in the definitive proxy statement for the Annual Meeting, the Company has determined that it will hold a non-binding advisory vote to approve the Company’s compensation for named executive officers in its proxy materials every year until the next advisory vote on the frequency of such votes is required under the Securities Exchange Act of 1934, as amended, which will occur no later than the 2031 annual meeting of shareholders of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH PLAINS FINANCIAL, INC.

Dated: May 22, 2025	By:	/s/ Steven B. Crockett
Steven B. Crockett
Chief Financial Officer and Treasurer